UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2013
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.
As previously disclosed in the Quarterly Report on Form 10-Q of Mylan Inc. (the "Company") for the quarter ended March 31, 2013, filed with the Securities and Exchange Commission (the "SEC") on May 2, 2013, beginning with the quarter ended March 31, 2013, the Company reorganized certain components of its Generics and Specialty segments (as disclosed in Note 13 to the consolidated financial statements included in Exhibit 99.2) as a result of a change in the way the Chief Executive Officer, who is the chief operating decision maker, evaluates the performance of operations, develops strategy and allocates capital resources. In addition, pursuant to the provisions of Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), the Company will apply ASU 2013-01 on a retrospective basis effective as of the first quarterly reporting period beginning on or after January 1, 2013 (as disclosed in Notes 2 and 6 to the consolidated financial statements included in Exhibit 99.2).
In connection with the revised segment presentation and the adoption of ASU 2013-01, the Company is updating the following items in this Current Report on Form 8-K (“Current Report”) that were originally included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”) to reflect the changes noted above:

•	Item II, Part 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as Exhibit 99.1 and incorporated herein by reference;

•	Part II, Item 8. Financial Statements and Supplementary Data, attached hereto as Exhibit 99.2 and incorporated herein by reference; and

•	Schedule II - Valuation and Qualifying Accounts, attached hereto as Exhibit 99.3 and incorporated herein by reference.
There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report does not reflect events occurring subsequent to the filing of the 2012 Form 10-K with the SEC on February 28, 2013, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments and the adoption of ASU 2013-01 as described above and set forth in Exhibits 99.1, 99.2 and 99.3 attached hereto. For information on developments regarding the Company since the filing of the 2012 10-K, please refer to the Company’s reports filed with the SEC since then, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2012).

99.2	Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Annual Report for the year ended December 31, 2012).

99.3	Schedule II - Valuation and Qualifying Accounts

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date:	May 28, 2013	By:	/s/ John D. Sheehan
John D. Sheehan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2012).

99.2	Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Annual Report for the year ended December 31, 2012).

99.3	Schedule II - Valuation and Qualifying Accounts

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document